UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
 SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 13, 2019

Reliant Bancorp, Inc.
 (Exact name of registrant as specified in its charter)

Tennessee	001-37391	37-1641316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1736 Carothers Parkway, Suite 100 Brentwood, Tennessee		37027
(Address of principal executive offices)		(Zip Code)

(615) 221-2020
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value per share	RBNC	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01  Entry into a Material Definitive Agreement.

On December 13, 2019, Reliant Bancorp, Inc. (“Reliant” or the “Company”) entered into Subordinated Note Purchase Agreements (collectively, the “Purchase Agreements”) with certain qualified institutional buyers and institutional accredited investors (collectively, the “Purchasers”) pursuant to which the Company issued and sold $60.0 million in aggregate principal amount of its 5.125% Fixed-to-Floating Rate Subordinated Notes due 2029 (the “Notes”). The Notes were offered and sold by the Company to eligible purchasers in a private offering exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereunder and the provisions of Regulation D thereunder.  The Company intends to use the net proceeds from the Notes offering to pay cash consideration for previously announced pending acquisitions, to support organic growth, including maintenance of bank level capital ratios, and for general corporate purposes.

The Notes mature on December 15, 2029 and bear interest at a fixed annual rate of 5.125%, payable semi-annually in arrears, to but excluding December 15, 2024. From and including December 15, 2024 to but excluding the maturity date or early redemption date, the interest rate will reset quarterly to an interest rate per annum equal to the then-current three-month Secured Overnight Financing Rate provided by the Federal Reserve Bank of New York (“SOFR”) (provided, that in the event the three-month SOFR is less than zero, the three-month SOFR will be deemed to be zero) plus 376.5 basis points, payable quarterly in arrears. The Company is entitled to redeem the Notes, in whole or in part, on any interest payment date on or after December 15, 2024, and to redeem the Notes at any time in whole upon certain events. Any redemption of the Notes will be subject to prior regulatory approval to the extent required.

On December 13, 2019, in connection with the issuance and sale of the Notes, the Company entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with the Purchasers. Pursuant to the Registration Rights Agreement, the Company has agreed to take certain actions to provide for the exchange of the Notes for subordinated notes that are registered under the Securities Act and have substantially the same terms as the Notes (the “Exchange Notes”). Under certain circumstances, if the Company fails to meet its obligations under the Registration Rights Agreement, it would be required to pay additional interest to the holders of the Notes.

The Notes were issued under an Indenture, dated December 13, 2019 (the “Indenture”), by and between the Company and UMB Bank, N.A., as trustee. The Notes are not subject to any sinking fund and are not convertible into or, other than with respect to the Exchange Notes, exchangeable for any other securities or assets of the Company or any of its subsidiaries. The Notes are not subject to redemption at the option of the holders. The Notes are unsecured, subordinated obligations of the Company only and are not obligations of, and are not guaranteed by, any subsidiary of the Company. The Notes rank junior in right to payment to the Company’s current and future senior indebtedness. The Notes are intended to qualify as Tier 2 capital for regulatory capital purposes for the Company.

The form of Purchase Agreement, the form of Registration Rights Agreement, the Indenture, and the form of Note are attached as Exhibits 10.1, 10.2, 4.1, and 4.2, respectively, to this Current Report on Form 8-K (this “Current Report”) and are incorporated herein by reference. The foregoing descriptions of the Purchase Agreements, the Registration Rights Agreement, the Indenture, and the Notes are not complete and are qualified in their entirety by reference to the complete text of the relevant exhibits to this Current Report.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 of this Current Report and the full text of the Indenture and form of Note, which are attached hereto as Exhibits 4.1 and 4.2, respectively, are incorporated by reference into this Item 2.03 of this Current Report.

Item 7.01  Regulation FD Disclosure.

On December 13, 2019, the Company issued a press release announcing the completion of the offering of the Notes, a copy of which is furnished herewith as Exhibit 99.1.

In connection with the offering of the Notes, the Company delivered an investor presentation to potential investors on a confidential basis, a copy of which is furnished herewith as Exhibit 99.2.

In accordance with General Instruction B.2 to Form 8-K, the information furnished in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2 to this Current Report, is deemed to be “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and exhibits be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01  Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit Number	Description

4.1	Indenture, dated as of December 13, 2019, by and between Reliant Bancorp, Inc. and UMB Bank, N.A., as trustee.
4.2	Form of 5.125% Fixed-to-Floating Rate Subordinated Note due 2029 of Reliant Bancorp, Inc. (included in Exhibit 4.1).
10.1	Form of Subordinated Note Purchase Agreement, dated as of December 13, 2019, by and among Reliant Bancorp, Inc. and the several Purchasers.
10.2	Form of Registration Rights Agreement, dated as of December 13, 2019, by and among Reliant Bancorp, Inc. and the several Purchasers.
99.1	Press release, dated December 13, 2019.
99.2	Investor Presentation, dated November 19, 2019, related to the offering of the Notes.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. The words “believe,” “anticipate,” “expect,” “may,” “assume,” “should,” “predict,” “could,” “would,” “intend,” “targets,” “estimates,” “projects,” “plans,” and “potential,” and other similar words and expressions of similar meaning, and the negatives thereof, are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking, including statements regarding Reliant’s financial performance, business and growth strategy, plans and objectives, including but not limited to statements about the anticipated use of net proceeds from the offering of the Notes, the related exchange offer and other matters relating to the offering of the Notes, as well as the expected timing and likelihood of completion of the proposed transaction (i) between Reliant and First Advantage Bancorp (“First Advantage”) (the “First Advantage Transaction”) and (ii) between Reliant and Tennessee Community Bank Holdings, Inc. (“TCB Holdings”) (the “TCB Holdings Transaction” and, together with the First Advantage Transaction, the “Transactions”), the benefits of (i) the First Advantage Transaction to Reliant, First Advantage, and their respective shareholders, and (ii) the TCB Holdings Transaction to Reliant, TCB Holdings, and their respective shareholders, Reliant’s future financial and operating results (including the anticipated impact of the Transactions on Reliant’s earnings per share and tangible book value), and Reliant’s plans, objectives, and intentions.

All forward-looking statements are subject to assumptions, risks, uncertainties, and other factors that may cause actual results, performance, or achievements to differ materially from any results, performance, or achievements expressed or implied by such forward-looking statements. Such assumptions, risks, uncertainties, and factors include, among others, (1) the risk that expected cost savings and revenue synergies from the Transactions may not be realized or take longer than anticipated to be realized, (2) the ability to meet expectations regarding the timing and completion and accounting and tax treatment of the Transactions, (3) the effect of the announcement and pendency of the Transactions on customer, supplier, or employee relationships and operating results (including without limitation difficulties in maintaining relationships with employees and customers), as well as on the market price of Reliant’s common stock, (4) the risk that the businesses and operations of First Advantage and its subsidiaries and of TCB Holdings and its subsidiaries cannot be successfully integrated with the business and operations of Reliant and its subsidiaries or that integration will be more costly or difficult than expected, (5) the occurrence of any event, change, or other circumstances that could give rise to the termination of the respective definitive merger agreements for the Transactions, (6) the amount of costs, fees, expenses, and charges related to the Transactions, including those arising as a result of unexpected factors or events, (7) the ability to obtain the shareholder and governmental approvals required for the Transactions, (8) reputational risk associated with and the reaction of the parties’ customers, suppliers, employees, or other business partners to the Transactions, (9) the failure of any of the conditions to the closing of the Transactions to be satisfied, or any unexpected delay in closing the Transactions, (10) the dilution caused by Reliant’s issuance of additional shares of its common stock in the Transactions, (11) Reliant’s ability to simultaneously execute on two separate business combination transactions, (12) the risk associated with Reliant management’s attention being diverted away from the day-to-day business and operations of Reliant to the completion of the Transactions, and (13) general competitive, economic, political, and market conditions. Additional factors which could affect the forward-looking statements can be found in Reliant’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, in each case filed with the Securities and Exchange Commission (the “SEC”) and available on the SEC’s website at http://www.sec.gov. Reliant believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. Reliant disclaims any obligation to update or revise any forward-looking statements, which speak only as of the date hereof, whether as a result of new information, future events, or otherwise.

Additional Information About the TCB Holdings Transaction and Where to Find It

In connection with the TCB Holdings Transaction, Reliant has filed a registration statement on Form S-4, as amended (the “registration statement”), with the SEC that has been declared effective by the SEC to register shares of Reliant common stock that will be issued to TCB Holdings’ shareholders in connection with the TCB Holdings Transaction. The registration statement includes a proxy statement of TCB Holdings and prospectus of Reliant (that has been delivered to TCB Holdings’ shareholders in connection with their required approval of the TCB Holdings Transaction) and other relevant materials pertaining to the TCB Holdings Transaction.  INVESTORS AND SECURITY HOLDERS OF RELIANT AND TCB HOLDINGS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS, AND OTHER RELEVANT MATERIALS THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TCB HOLDINGS TRANSACTION (AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS) CAREFULLY AND IN THEIR ENTIRETY IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RELIANT, TCB HOLDINGS, AND THE TCB HOLDINGS TRANSACTION. Investors and security holders may obtain free copies of the registration statement and related proxy statement/prospectus, as well as other documents filed by Reliant with the SEC, through the website maintained by the SEC at http://www.sec.gov. Free copies of the documents filed by Reliant with the SEC (including the registration statement and related proxy statement/prospectus) also may be obtained by directing a request by mail or telephone to Reliant Bancorp, Inc., 6100 Tower Circle, Suite 120, Franklin, Tennessee 37067, Attention: J. Daniel Dellinger, Chief Financial Officer, (615) 221-2020.

This communication is for informational purposes only and shall not constitute a solicitation of any proxy, vote, or approval or an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

Participants in the Solicitation

Reliant, TCB Holdings, and certain of their respective directors and executive officers may be deemed participants in the solicitation of proxies from TCB Holdings’ shareholders in connection with the TCB Holdings Transaction. Certain information about the directors and executive officers of Reliant and TCB Holdings are included in the proxy statement/prospectus included in the registration statement filed by Reliant with the SEC on November 18, 2019. Information about the directors and executive officers of Reliant can also be found in Reliant’s definitive proxy statement for its 2019 annual meeting of shareholders, filed with the SEC on April 22, 2019, and other documents subsequently filed by Reliant with the SEC. Additional information regarding the interests of these participants is included in the proxy statement/prospectus pertaining to the TCB Holdings Transaction. These documents can be obtained free of charge in the manner described above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELIANT BANCORP, INC.

Date: December 13, 2019
/s/ J. Daniel Dellinger
J. Daniel Dellinger
Chief Financial Officer